EXHIBIT 99.1

NEWS
RELEASE

For further information contact:
Santo P. Pasqualucci
President & CEO
(508) 548-3500

FOR IMMEDIATE RELEASE
---------------------
January 26, 2003

               FALMOUTH BANCORP, INC. EARNINGS RESULTS FOR THE
                       QUARTER ENDED DECEMBER 31, 2003

Falmouth, Massachusetts, January 26, 2003
      Falmouth Bancorp, Inc. (AMEX: FCB) (the Company), a Delaware corporation, the holding company for Falmouth Co-operative Bank, announced today the Company's results of operations for the first quarter ended December 31, 2003. For the three months ended December 31, 2003 the Company reported net income of $1,000 as compared to $375,000 for the three months ended December 31, 2002. The decrease of $374,000 was due primarily to a decrease in net interest income of $60,000 combined with a decrease in the gain on mortgages sold of $285,000. The reduction in net interest income was the result of compression of the net interest margin due to continuing historically low interest rates. The decrease in gain on mortgages sold is the result of a decreases in loan demand coupled with the Bank's decision to retain some of its current production for investment. The Company's basic earnings per share decreased to $0.00 at December 31, 2003 from $0.43 at December 31, 2002. Diluted earnings per share decreased to $0.00 from $0.43.

      The Company had average shares outstanding of 892,837 at December 31, 2003, as compared to 870,641 average shares outstanding at December 31, 2002. At December 31, 2003, the Company had repurchased 538,023 shares, or 37.0% of its stock, leaving 916,727 shares issued and outstanding.

      The Company's total assets decreased by $8.0 million, or 4.8%, from $166.1 million at September 30, 2003 to $158.1 million at December 31, 2003. Total deposits decreased $8.0 million or 5.5%, from $145.5 million at September 30, 2003 to $137.5 million at December 31, 2003. This decrease was due, in part, to seasonal withdrawals from demand deposits accounts, money market accounts and certificates of deposit; and, in part, to changing market conditions during the period. Total net loans were $87.7 million or 63.7% of total deposits at December 31, 2003, as compared to $83.3 million or 57.2% of total deposits at September 30, 2002, representing an increase of $4.4 million for the quarter. This increase was due, in part, to the Bank's decision to selectively retain some of its current higher yielding loan production for


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portfolio rather than selling it on the secondary market. Investment securities were $61.9 million or 39.2% of total assets at December 31, 2003, as compared to $70.6 million or 42.5% of total assets at September 30, 2003. Investment securities decreased $8.7 million or 12.03%, in part, due to maturing and called investment securities. The proceeds were used to fund loans held for investment and deposit outflows.

      Net Income. The Company's net income for the three months ended December 31, 2003 was $1,000, as compared to $375,000 for the three months ended December 31, 2002. The decrease in net income of $374,000 was due, in part, to a decrease in interest and dividend income of $315,000 that was offset, in part, by a decrease in interest expense of $255,000. Other key factors included a decrease in other income of $200,000, an increase in other expenses of $240,000 and a decrease in income taxes of $126,000. The increase in other expenses was related, in part, to costs associated with potential merger activities. The annualized return on average assets (ROA) for the three months ended December 31, 2003 was 0.00%, a decrease of 96 basis points, as compared to 0.96% for the same period of the prior year. Interest and dividend income decreased, primarily as the result of low interest rates. The decrease in interest expense was primarily due to a reduction in the general level of interest rates and a decline in the volume of deposits.

      Net Interest and Dividend Income. Net interest and dividend income was $1.11 million for the three-month period ended December 31, 2003 and $1.17 million for the three months ended December 31, 2002. A $60,000 decrease was the result of a $315,000 decrease in interest and dividend income, offset by a $255,000 decrease in interest expense. The net interest margin for the three months ended December 31, 2003 was 2.86%, a decrease of 28 basis points, as compared to 3.14% for the three months ended December 31, 2002. The decrease in net interest margin was primarily the result of a decrease in the yield on interest earning assets.

      Other Income. Other income for the three-month period ended December 31, 2003 was $193,000, as compared to $393,000 for the three months ended December 31, 2002. The $200,000 decrease was primarily the result of an increase in service charge income of $10,000, an increase in net gains on sales of investment securities of $93,000, and an increase in loan servicing fee income of $9,000. This was offset, in part, by an decrease in gains on sales of mortgage loans of $285,000 and a decrease in other income of $27,000.

      Operating Expenses. Operating expenses for the three months ended December 31, 2003 were $1,202,000, as compared to $962,000 for the three months ended December 31, 2002. The $240,000 increase was primarily due to the combination of an increase in salaries and employee benefits of $78,000, an increase occupancy expense of $18,000, an increase in equipment expense of $7,000, an increase in data processing expense of $41,000, an increase in legal and professional costs of $76,000, and an increase in other expenses of $57,000, combined with a decrease in the writedowns of mortgage servicing assets of $38,000. The annualized ratio of operating expenses to average total assets for the three months ended December 31, 2003 was 3.04%, as compared to 2.53% for the three-month period ended December 31, 2002, an increase of 51 basis points.


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      Falmouth Bancorp, Inc. is a publicly owned bank holding company and the parent corporation of Falmouth Co-operative Bank, a Massachusetts chartered stock co-operative bank offering traditional retail and commercial financial products and services. At December 31, 2003 the Bank had total assets of $158.1 million and deposits of $137.6 million. The Bank conducts business through its main office located at 20 Davis Straits, Falmouth, Massachusetts 02540, and branch locations in North Falmouth, East Falmouth and Bourne, Massachusetts. The telephone number is (508) 548-3500.

Forward Looking Statements
--------------------------

      This press release contains certain forward-looking statements consisting of estimates with respect to the financial condition, results of operations and business of the Company and the Bank that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to: general and local economic conditions; changes in interest rates, deposit flows, demand for mortgages and other loans, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.


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                   FALMOUTH BANCORP, INC. AND SUBSIDIARIES
                   ---------------------------------------
                    CONDENSED CONSOLIDATED BALANCE SHEETS
                    -------------------------------------

                  December 31, 2003 and September 30, 2003
                  ----------------------------------------


                                                                December 31,     September 30,
                                                                    2003              2003
                                                                    ----              ----
                                                                 (Unaudited)

ASSETS
------
Cash, due from banks and interest bearing deposits              $  1,527,997     $  3,335,059
Federal funds sold                                                 2,146,192        4,037,306
                                                                ------------     ------------
      Total cash and cash equivalents                              3,674,189        7,372,365
Investments in available-for-sale securities (at fair value)      36,344,767       37,179,799
Investments in held-to-maturity securities (fair
 values of $24,709,897 as of December 31, 2003
 and $32,556,554 as of September 30, 2003)                        24,709,980       32,549,241
Federal Home Loan Bank stock, at cost                                878,000          878,000
Loans, net                                                        87,665,181       83,319,478
Premises and equipment                                             1,992,932        1,911,894
Accrued interest receivable                                        1,395,336        1,333,910
Cooperative Central Bank Reserve Fund Deposit                        395,395          395,395
Other assets                                                       1,053,453        1,178,108
                                                                ------------     ------------
      Total assets                                              $158,109,233     $166,118,190
                                                                ============     ============

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Deposits:
  Noninterest-bearing                                           $ 20,579,585     $ 20,425,557
  Interest-bearing                                               116,999,733      125,109,413
                                                                ------------     ------------
      Total deposits                                             137,579,318      145,534,970

Securities sold under agreements to repurchase                             -                -

Federal Home Loan Bank advances                                    2,562,070        2,582,885
Other liabilities                                                    112,228          256,956
                                                                ------------     ------------
      Total liabilities                                          140,253,616      148,374,811
                                                                ------------     ------------

Stockholders' equity:
  Preferred stock, par value $.01 per share,
   authorized 500,000 shares; none issued
  Common stock, par value $.01 per share,
   authorized 2,500,000 shares; issued 1,454,750 shares               14,547           14,547
  Paid-in capital                                                 14,147,775       14,093,713
  Retained earnings                                               13,740,559       13,858,343
  Unallocated Employee Stock Ownership Plan shares                  (191,068)        (213,114)
  Treasury stock (538,023 shares as of December 31, 2003;
   541,023 shares as of September 30, 2003)                       (9,525,535)      (9,578,649)
  Unearned compensation                                             (340,994)        (340,994)
  Accumulated other comprehensive loss                                10,333          (90,467)
                                                                ------------     ------------
      Total stockholders' equity                                  17,855,617       17,743,379
                                                                ------------     ------------
      Total liabilities and stockholders' equity                $158,109,233     $166,118,190
                                                                ============     ============


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                   FALMOUTH BANCORP, INC. AND SUBSIDIARIES
                   ---------------------------------------
                 CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                 -------------------------------------------

                Three Months Ended December 31, 2003 and 2002
                ---------------------------------------------
                                 (Unaudited)


                                                         2003          2002
                                                         ----          ----

Interest and dividend income:
  Interest and fees on loans                          $1,252,631    $1,494,869
  Interest and dividends on securities:
    Taxable                                              285,210       338,112
    Dividends on marketable equity securities             18,908        20,447
  Other interest                                          11,525        30,420
                                                      ----------    ----------
      Total interest and dividend income               1,568,274     1,883,848
                                                      ----------    ----------

Interest expense:
  Interest on deposits                                   429,570       653,351
  Interest on securities sold under agreement
   to repurchase                                               -         1,983
  Interest on Federal Home Loan Bank advances             32,848        62,453
                                                      ----------    ----------
      Total interest expense                             462,418       717,787
                                                      ----------    ----------
      Net interest and dividend income                 1,105,856     1,166,061
  Provision for loan losses                                    -             -
                                                      ----------    ----------
      Net interest and dividend income after
       provision for loan losses                       1,105,856     1,166,061
                                                      ----------    ----------

Other income:
  Service charges on deposit accounts                     60,745        50,365
  Securities gains (losses), net                          16,802       (76,587)
  Net gains on sales of loans                             40,432       325,311
  Loan servicing fees                                     15,112         6,600
  Other income                                            60,524        87,800
                                                      ----------    ----------
      Total other income                                 193,615       393,489
                                                      ----------    ----------

Other expense:
  Salaries and employee benefits                         565,334       487,679
  Occupancy expense                                       59,139        40,981
  Equipment expense                                       52,213        44,824
  Data processing expense                                129,605        88,705
  Directors' fees                                         19,365        18,610
  Legal and professional fees                            132,619        56,320
  Writedowns of mortgage servicing rights                 16,061        53,855
  Other expenses                                         227,550       170,608
                                                      ----------    ----------
      Total other expenses                             1,201,886       961,582
                                                      ----------    ----------

      Income before income taxes                          97,585       597,968
  Income taxes                                            96,441       222,850
                                                      ----------    ----------
      Net income                                      $    1,144    $  375,118
                                                      ==========    ==========

      Comprehensive income                            $  101,944    $  537,687
                                                      ==========    ==========

      Earnings per common share                       $     0.00    $     0.43
                                                      ==========    ==========
      Earnings per common share, assuming dilution    $     0.00    $     0.41
                                                      ==========    ==========


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